  Exhibit 10.1

NON-EMPLOYEE DIRECTOR COMPENSATION POLICY(1)

CASH	•	Annual retainer	•	$20,000
	•	Board meeting fee (in person)	•	$2,000
	•	Board meeting fee (telephonic)	•	$1,000
	•	Committee meeting fee (in person)	•	$1,000
	•	Committee meeting fee (telephonic)	•	$1,000

INITIAL STOCK OPTION GRANT	•	Number of shares	•	30,000
	•	Vesting period	•	3 years
	•	Vesting increment	•	Monthly

ANNUAL STOCK OPTION GRANT	•	Number of shares	•	15,000 (subject to proration as set forth in the 2004 Plan)
	•	Vesting period	•	1 year
	•	Vesting increment	•	Monthly

ADDITIONAL CHAIRMAN OF THE BOARD COMPENSATION	•	Annual retainer	•	$10,000
	•	Initial stock option grant (shares)	•	15,000
	•	Annual stock option grant (shares)	•	6,000 (subject to proration as set forth in the 2004 Plan)

ADDITIONAL COMMITTEE CHAIR COMPENSATION	•	Annual retainer (Audit)	•	$8,000
	•	Annual retainer (Compensation)	•	$5,000
	•	Annual retainer (Corporate Governance & Nominating)	•	$5,000
	•	Committee meeting fee (in person or telephonic)	•	$1,000

ADDITIONAL LEAD INDEPENDENT DIRECTOR COMPENSATION	•	Annual Retainer	•	$10,000

(1) All stock option grants shall be made pursuant to the Non-Employee Directors’ Nonstatutory Stock Option Program under the 2004 Equity Incentive Plan (the “2004 Plan”).